NASDAQ: MBVX

MabVax therapeutics

Clinical Stage Immuno-Oncology Company



Developing Unique Human Monoclonal Antibody-Based Products for Difficult to Treat Cancers

April 2017 Presentation

David Hansen, President and CEO

Forward Looking Statements

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warranty as to the completeness of this information or, in the case of the projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation. It must be recognized that estimates of the company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections, that constitute "forward-looking statements" within the meaning of the private securities litigation reform act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including competition, market factors, general economic conditions and those described in the "risk factors" section. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences.

MabVax Therapeutics Overview

Fully-human antibody discovery platform	Products discovered from immune responses of cancer patients vaccinated against their solid tumors. Portfolio of antibodies against multiple targets
Focused on translation of discoveries into clinical development	Introduced three products into clinical development in last 18 months. Two therapeutic agents and a companion diagnostic
Integrated approach to development	Products in pipeline build cumulative knowledge base enabling faster more efficient development
Development pathway to Phase II studies	Therapeutic antibody being developed as maintenance therapy in PDAC. PET imaging agent being developed as critical pre-surgical assessment and staging diagnostic agent
Key collaborations	Significant preclinical and clinical collaborations with Memorial Sloan Kettering, Rockefeller University, Sarah Cannon, and Honor Health and Imaging Endpoints

Remarkable Clinical and Scientific Progress on Unique Therapeutic and Diagnostic Products

MVT-5873 clinical trial demonstrates early safety and efficacy	29 patients treated in phase I dose escalation. Maximum tolerated dosage levels cleared support full product platform. Some subjects achieve stable disease for four to six months.
MVT-2163 clinical trial demonstrates early safety and specificity	PET imaging agent well tolerated. Variables evaluated and optimized. High correlation with SOC CT scans and high accumulation of antibody on tumor. Minimal off-tumor binding
MVT-1075 clinical trial authorized by FDA	Novel radioimmunotherapy product. Phase I trial initiation anticipated 2Q2017. Designed to treat difficult cancers like pancreatic and small cell lung
Expansion to other cancers expressing same target antigen	Current protocols allow inclusion of other CA19-9 expression tumors such as SCLC and colon cancer and other gastric cancers
Second generation antibody	Fc optimization investigations in Dr. Ravetch's lab at Rockefeller to enhance antibody attributes

MabVax Has Rich Pipeline Of Product Candidates

Program	Indication	Collaborators	Discovery	Pre-IND	Phase 1	Phase 2	Commercial Rights
Antibody Programs							
MVT-5873 Therapeutic Monotherapy	**Maintenance Therapy** Metastatic Pancreatic & CA19-9 Expressing Tumors	NIH, MSKCC, SCRI, Patheon, Honor Health					WW
MVT-5873 Therapeutic Combination with SOC	**1st Line Therapy** Metastatic Pancreatic & CA19-9 Expressing Tumors	NIH, MSKCC, SCRI, Honor Health					WW
MVT-2163 PET-Imaging	**Pre-Surgical Assessment** Metastatic Pancreatic Cancer	NIH, MSKCC, Honor Health, Imaging Endpoints					WW
MVT-1075 Radio-immunotherapy	Metastatic Pancreatic Cancer	MSKCC, Honor Health, Imaging Endpoints					WW
HuMab 5B1-ADC	Metastatic Pancreatic Cancer						WW
HuMab 5B1 – Fc Optimization	Metastatic Pancreatic Cancer & others	Rockefeller University					WW
Additional HuMab Antibodies in Early Development	Sarcoma, Melanoma Breast Cancer, Small Cell Lung Cancer	MSKCC					WW

MabVax therapeutics

SUMMARY OF PRECLINICAL DATA

SIALYL LEWIS^A – AS A VIABLE TARGET FOR CANCER THERAPEUTICS



Sialyl
Lewis^a
Core
protein
Transmembrane region
Cytoplasmic region

- HuMab-5B1 derived from a patient vaccinated with MabVax vaccine licensed from MSKCC
- Sialyl Lewis A antigen (sLEA or CA19-9) is the most frequently utilized and only validated serum marker for assessment of pancreatic cancers
- Sialyl Lewis A antigen facilitates tumor proliferation, invasion, and metastatic spread[1]
- High copy numbers (1.3 x 10^6) on cancer cells makes it an attractive molecular target[2]
- Up to 92% of pancreatic ductal adenocarcinomas (PDACs) express CA19-9[4]
- Expression is also seen in gastrointestinal and other epithelial cell tumors[4]
- High serum levels correlated to poor prognosis[3]

CA19-9 detection in patients [4]

Tumor type	Positivity (%)
Pancreas	92
Stomach	37
Endometrium	36
Uterus	30
Colon/rectum	29
Breast	24
Ovary	15
Other	3

References

1. Kannagi R., et al. Can Sci 2004, voo.95 no.5 377-384
2. Girgis et al. Int J Mol Imaging, Vol 2011, Article ID 834515
3. Ugorski M. et al. *Acta Biochimica Polonica* 2002;49:303-11
4. Passerini R, et al. *Am J Clin Pathol* 2012;138(2):281–7

HuMab-5B1 Is Highly Specific To sLe^a Antigen by Glycan Array Analysis

[1]Consortium for Functional Glycomics


MVT-5873 (5B1) at 10ug/mL
Relative Fluorscent Units (RFU)
40000
30000
20000
10000
0
0
50
100
150
200
250
300
350
400
450
Glycan microarray library index

1. **Against a glycan array[1] of 465 distinct carbohydrates, HuMab-5B1 binds with specificity to both major sLe^a isoforms**
2. **Importantly, no binding was seen against the structurally similar glycans, sLe^x, Le^a, Le^x, and Le^y**

- Neu5Ac-Le^a form, containing sialic acid N-acetylneuraminic acid (Ac)
- Mammalian variant Neu5Gc-Le^a, containing sialic acid N-glycolylneuraminic acid (Gc)

Key Functional Attributes

- Novel fully-human IgG1 antibody
- Exceptional specificity
- Very good affinity (0.14nM)
- No cross-reactivity with related carbohydrate structures
- CDC and ADCC activity

Report Number MV-0715-PR-006.01

HuMab-5B1 Antibody Target Significantly Overexpressed On Multiple Cancers

Potential therapeutic utility extends beyond pancreatic cancer


A
B
C
D
E
F

A. Pancreatic ductal adenocarcinoma
B. Colon carcinoma
C. Lung adenocarcinoma
D. Urinary bladder, mucinous adenocarcinoma
E. Colon metastatic to ovary
F. Breast carcinoma, lymph node

- Typical tumor tissue reactivity by IHC shows intense staining
- Most normal tissues lack reactivity
- Staining of non-tumor tissues were considered unlikely to be relevant as they are generally considered inaccessible to circulating antibodies

Abstract CT026, Maffuid, AACR 2016 National Meeting

NON-CLINICAL SAFETY STUDIES SUPPORTING MVT-5873

GLP *in vitro* tissue cross-reactivity studies with human and cynomolgus tissues

- Staining similar in human and cynomolgus providing toxicology species justification
- Staining observed in epithelial cell types and related extracellular mucus-like material
- Cytoplasmic compartment is generally considered to be inaccessible to monoclonal antibodies and considered to be of little-to-no toxicologic relevance

Toxicology Studies (3) in Cynomolgus

- Single dose and pharmacokinetics, non-GLP (0, 10, 30 and 100 mpk)
- Once weekly (2 dose) and toxicokinetic study, non-GLP (0, 30, 100 mpk)
- Once weekly (4 dose) and toxicokinetic study, GLP (0, 30, 100 mpk)
  - No mortality, changes in food consumption or body weight, or adverse reactions to MVT-5873 were observed up to doses of 100 mg/kg
  - There were also no MVT-5873-related changes in hematology, serum chemistry, urinalysis (measured in 2-week study) or coagulation parameters in any toxicity study.

GLP In vitro human blood compatibility study

- Blood donors confirmed express the LewisA phenotype
- Studies evaluated hemolytic potential and eyrthrocyte clumping of MVT-5873
- No hemolysis or eyrthrocyte clumping was observed at any concentration of MVT-5873

MVT-5873 CLINICAL PROGRAM SUMMARY AND INTERIM DATA

MVT-5873 Phase I Trial For PDAC & CA19-9 Positive Cancer

Open label, non-Randomized, Dose Escalation/Expansion Study

Part 1: Single Agent Dose Escalation

Stage 3 and 4 Patients With Progressive Disease Who Have Failed Other Treatment Options

- **GROUP A** — Histologically confirmed, progressive, locally-advanced or metastatic disease
- **Dose Escalation to MTD**
- **Group A Safety Data Review Dose Determination**
- **Group A Expansion** — PII Dose Additional safety, PK

Part 2: Combination with Chemotherapy (gemcitabine/nab-paclitaxel)

Newly Diagnosed Treatment Naïve Patients

- **GROUP B** — Histologically confirmed, unresectable or metastatic PDAC. No prior treatment.
- **Dose Escalation to MTD**
- **Group B Safety Data Review Dose Determination**
- **Group B Expansion** — PII Dose Additional safety, PK

ClinicalTrials.gov Identifier NCT02672917

INTERIM ANALYSIS SHOWS MVT-5873 NORMALIZES CA19-9 LEVELS IN PANCREATIC CANCER PATIENTS

Circulating Levels of Antigen Normalized at Modest Doses of Antibody



MVT-5873 Dose and Administration
% CA19-9 Reduction (>95%, Normal)
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
1 mpk Q2W
1 mpk W
2 mpk W
2.5 mpk W
3 mpk Q2W
3 mpk QW

- CA19-9 normalization post MVT-5873 administration appears to be dose dependent
- 1 mg/kg MVT-5873 appears to normalize elevated CA19-9 levels in ~ 50% of patients.
- 2 mg/kg or higher MVT-5873 appears to fully normalize CA19-9 levels
- CA19-9 Normalization: <37 IU/mL and/or >95% reduction

Clinical Results To Date (03/07/17) By Patient



RECIST 1.1
RECIST 1.1
RECIST 1.1
Patients
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
1
2
3
4
5
6
7
8
Time since start of treatment (months)
9 of 25 Stable at 2 cycles/1 RECIST Assessment
5 of 25 Stable at 4 cycles/2 RECIST Assessments
3 of 25 Stable at 3 cycles/3 RECIST Assessments
2 mg/kg/cycle
4 mg/kg/cycle
6 mg/kg/cycle
8 mg/kg/cycle
10 mg/kg/cycle
12 mg/kg/cycle
Subject Off Study
Confirmed Stable Disease
Patient On Study

Unmet Clinical Need for Maintenance Therapy

- **Unmet need to extend and reinforce favorable results with induction therapies**
  - Emerging strategies for long term control include pauses in therapy, re-challenges, and maintenance therapy
  - Commonly employed strategies are:
    - Switch to non-cross-resistant cytotoxic agent
    - Continuous dosing with least toxic part of induction treatment
    - Targeted therapy not part of induction treatment.
  - Goal is both disease control and good quality of life
  - Induction therapies usually given for 4 to 6 months and discontinued due to disease control or toxicities
  - Maintenance therapy can play a role in patients with objective responses (OR)

- **MVT-5873 opportunity based on phase I early efficacy and tolerability results**
  - Encouraging efficacy signals from phase I trial in stage 3 and 4 pancreatic patients
  - Dosage levels required to achieve stable disease are modest (1 to 3 mg/kg)
  - Most dosage levels tolerated reasonably well with most AEs transient elevations in LFTs.

- **Proof of concept requires limited clinical trial size**
  - Clinical plan to conduct pilot maintenance therapy in 10 patients with objective responses
  - Phase II trial would study MVT-5873 with and without selected chemo agent and compare to historical control
  - Readout rapid since recurrences occur in less than 6 months and overall survival in roughly a 1 year

Value of New Maintenance Therapy for Pancreatic Cancer

- **Only one comparison product approved for second line therapy: Merrimack's ONIVYDE**
  - Liposomal irinotecan and used only in combination with fluorouracil and leucovorin
  - OS improvement to 6.1 mos. vs 4.2 mos. and PFS improvement to 3.1 mos. vs. 1.5 mos.
  - Approved in late 2015
  - 2016 full year sales in US were $53M
- **License agreement with Baxalta for ROW (not including US and Taiwan)**
  - $100M in upfront fees and $100m in R&D expenses
  - $520M in regulatory milestones and $250M in sales milestones
  - Double digit tiered royalties
- **Asset Purchase and Sale Agreement with Ipsen**
  - Ipsen acquires all rights to ONIVYDE (including Baxalta license rights) and a clinical stage liposomal doxorubicin
  - Sale price is $575M cash
  - Regulatory milestones of $450M
- **Significant commercial value for modest clinical benefit**

MVT-2163 CLINICAL PROGRAM SUMMARY AND INTERIM DATA

MVT-2163 Preclinical Development Efforts Have Translated into Positive Clinical Results

- Based on in-depth review of clinical literature and input from thought leaders MabVax developed a rationale for a translational preclinical development plan to define:
  - Time required to obtain optimal scan image
  - Blocking dose required to maximize accumulation on tumor and optimal scan image
  - Time delay between administration of blocking dose and administration of "hot antibody"
- Analyze impact on scan image effectiveness of administration schema on tumor models of shed and non-shed antigen
- Develop mouse dosimetry models and biodistribution data for radioimmunotherapy development

MVT-2163 Imaging Compared To Standard PET Agent

Mice orthotopically transplanted with BxPC3-luc pancreatic tumor xenografts



H
B
T
0
15
%ID/g

The co-registration of FDG-PET and computed tomography (CT) (left) and planar sections of FDG-PET only (right) displayed minimal tumor detection of the tracer with a high uptake in highly metabolic tissues



T
0
45
%ID/g

Acquired ^{89}Zr radiolabed-5B1 antibody (^{89}Zr-5B1) PET image of the same mouse co-registered with CT exhibited exceptional tumor detection of the BxPC3-luc tumor xenografts.



JNM
The Journal of
NUCLEAR MEDICINE

Journal of Nuclear Medicine (Nov. 2013)

Received $1.75 Million NIH Contract for Development of HuMab-5B1 Imaging Agent

All work done in collaboration with and in the lab of Jason S. Lewis, Ph.D. Member, Memorial Sloan-Kettering Cancer Center, Vice Chairman & Chief Attending, Department of Radiology

Phase I Trial Design of MVT-2163 ImmunoPET Imaging Agent Pancreatic Cancer and other CA19-9 Malignancies

Open label, non-randomized, dose escalation/expansion study
Patients can roll to MVT-5873 Monotherapy Trial

Dose Escalation and Image Optimization
Histologically confirmed, locally-advanced or metastatic disease

→

Part 1: Dose Escalation
MVT-2163 dosed alone,
Then combination with MVT-5873.
Evaluate Safety, PK.
Establish Dose for Expansion

→

Part 2: Expansion
MVT-2163 + MVT-5873
Additional Safety, PK
Confirm Image Parameters for PII

ClinicalTrials.gov Identifier NCT02687230

Patient Example: MVT-2163 PET Images
Liver Metastasis at high SUV as Early As Day 1 Post Dose

MVT-2163 PET & Diagnostic CT Image Correlation Demonstrating Target Specificity
Liver metastases SUVmax 75.2, Multiple Nodes SUVmax 10.2

MVT-5873 47mg then 2h delay time



20h **141h**

Patient 10

MVT-2163 PET



PET / CT





Diagnostic CT

MVT-2163 Accumulates on Target without interference by CA19-9 Levels

Patient administered 3 mg MVT-2163 (no MVT-5873 loading dose)


Lesion SUVIbm max
35
30
25
20
15
10
5
0
0 20 40 60 80 100 120 140 160
Time (hr)
PA Node


Lesion SUVIbm mean
16
14
12
10
8
6
4
2
0
0 20 40 60 80 100 120 140 160
Time (hr)
PA Node

Patient administered 3 mg MVT-2163 (47 mg MVT-5873 loading dose)


Lesion SUVIbm max
40
35
30
25
20
15
10
5
0
0 20 40 60 80 100 120 140
Time (hr)
Vert Lesion
Midline Sup Les
Midline Inf Les
Acetabulum Les


Lesion SUVIbm mean
30
25
20
15
10
5
0
0 20 40 60 80 100 120 140
Time (hr)
Vert Lesion
Midline Sup Les
Midline Inf Les
Acetabulum Les

MVT-2163 Product Opportunity

MVT-2163 images tumor lesions not identified by diagnostic CT

- Staging newly diagnosed PDAC patients for surgery is limited by CT resolution
  - Only 20% deemed eligible for surgery and majority found inoperable during surgery
  - Problem: Incomplete disease dissemination identification
  - CT resolution limited to approximately 1 cm in a metastatic disease setting
  - MVT-2163 routinely identified small metastatic sites not identified by diagnostic CT
- Assessment of treatment effectiveness for metastatic disease
  - 75% of newly diagnosed patients have locally advanced or metastatic disease
- Companion diagnostic applicable to other CA19-9 expressing cancers
  - Small cell lung cancer, stomach & colon cancer
- Unique opportunity in Asian markets where prevalence of GI cancers is significantly higher than US
- Planning underway to initiate expansion cohort in newly diagnosed PDAC patients for surgery mid-2017

MVT-1075 PROGRAM SUMMARY AND PRODUCT OPPORTUNITY

MVT-1075 IS DESIGNED TO ATTACK PRIMARY TUMOR AND METASTATIC SITES

Attribute	Advantage	Differentiation
HuMab-5B1 Antibody	High degree of target specificity and tumor target internalization	Cell killing potentially enhanced by extended killing time on target
CA19-9 is validated target for PDAC	Significantly over expressed and readily internalized	Potentiates tumor accumulation and cell killing
Effective Payload Lutetium radionuclide (^{177}Lu)	Beta-emitting radionuclide with 6.7 day half-life	Well suited to match antibody circulation time and target accumulation
Multi-cell effective range for tumor cell killing	Localized tumor cell killing	Well suited to dense tumor mass by penetrating tumor stroma and metastasis
Loading dose pharmacokinetics well established by MVT-2163	Normalizes circulating antigen and focuses RIT on tumor	Reduces radiation exposure to liver and spleen which are normal metabolic pathways

MVT-1075 IS DESIGNED TO ATTACK PRIMARY TUMOR AND METASTATIC SITES AND ENHANCE CELL DEATH

Highly specific HuMab-5B1 antibody conjugated to radionuclide (^{177}Lu)

MVT-2163 Phase I results demonstrate significant accumulation on tumor

Rapid and significant internalization of antibody-radionuclide

Effective therapeutic payload and multi-cell killing



MVT-5873-Linker-Toxin (RIT)
Beta Radiation
Antigen binding
Endocytosis
Endosome formation
Cell Death
Lysosome trafficking
Drug binding to intracellular target
Lysosomal degradation (drug release)
Lysosome
DTPA Conjugation
177 Lutetium

MVT-1075 Radioimmunotherapy – Preclinical Studies Demonstrate Substantial Tumor Growth Suppression and Tumor Regression



¹⁷⁷Lu-CHX-A"-DTPA-5B1
Control (PBS)
5B1
75µCi
150µC
300µCi
450µCi
N=8 for all groups
Normalized Tumor Volume
Time (days)
★ - significantly different from Control (PBS) group



Biodistribution of 177 Lu-CHX-A"-DTPA-5B1
%ID/g
1h
24h
48h
72h
120h
Blood
Tumor
Liver
Spleen
Pancreas
Kidneys
Muscle
Bone

Preferential tumor targeting with minimal distribution to non-tumor tissues

All work done in collaboration with and in the lab of Jason S. Lewis, Ph.D. Member, Memorial Sloan-Kettering Cancer Center, Vice Chairman & Chief Attending, Department of Radiology

Manufacturing, Quality, Distribution Established for Clinical Program and Pathway for Commercialization

- MVT-1075 manufactured on a per patient basis
- Manufacturing established at experienced cGMP third party site
- Produced from a bulk conjugate intermediate as unit-of-use vials
- Process similar to MVT-2163 process and other antibody based radiotherapy and immunoPET imaging agents
- Bulk intermediate stability supporting clinical use on-going
- Manufacturing specifications support shipping of drug product to multiple US sites
- IND filed December 2016 and FDA authorization to proceed January 2017

MVT-1075 Unique Product with Significant Value Proposition

Compelling preclinical data	Single doses of MVT-1075 demonstrate tumor regression in animal models of PDAC
POC established with MVT-2163	MVT-2163 clinical data have establish dosimetry, target specificity and high SUV values
High unmet medical	Prognosis for PDAC still poor. Must target primary tumor and metastatic sites. Treatment of difficult cancers like pancreatic and small cell lung with high recurrence rates
Few doses to deliver full therapeutic impact	Course of treatment concentrated on relatively few doses spaced 6 to 12 weeks apart
Opportunity to expand to other cancer types	Multiple gastric cancers as well as lung cancer express target antigen. Potentially treat other types of cancer expanding market opportunity

MVT-1075 Product Opportunity

- Reduce disease burden by making more patients eligible for surgery
  - Given to newly diagnosed patients either before or after chemotherapy to reduce primary tumor size/spread and eliminate metastatic sites
- Applicable for multiple cancer types that are positive for CA19-9 such as small cell lung cancer and colon, stomach, bile duct cancers
- Second line therapy for patients uncontrolled by chemotherapy regimens or who can't tolerate chemotherapy
  - Virtually all PDAC and SCLC cases
- Extremely poor prognosis drives physicians and patients to seek newly available treatments

Value Proposition for a New Radioimmunotherapy for Pancreatic Cancer

- Algeta's Xofigo for castration-resistant prostate cancer
  - Xofigo (radium Ra 223) is radiotherapeutic alpha particle emitting product
  - Approved in US in May 2013 and EU in November 2013
  - Development and commercialization deal with Bayer AG in September 2009. Total deal size was $800M
  - Algeta acquired by Bayer in December of 2013 for $2.9B
- Nordic NanoVector Betalutin for hematologic cancers
  - Anti-CD 37 murine antibody conjugated to lutetium 177 a beta emitting isotope
  - Currently in phase I/II for non-Hodgkin lymphoma
  - Dosed 35 patients to date with encouraging results
  - Two additional products in discovery phase
  - Market cap of $548M
- Renewed interest in radioimmunotherapy products for difficult to treat cancers

MARKET OPPORTUNITY FOR HUMAB 5B1 – REPRESENTS POTENTIAL NEW TREATMENTS FOR MULTIPLE CANCERS

Cancer Type	New Cases/Yr[2]	Deaths /Yr[2]	5 Yr Survival[2]	Market Opportunity
Pancreatic	53,070	41,780	7.7%	World wide market has grown by $1 bil. in last 5 years from $529 mil. to $1.63bil. Projected to continue to grow based on high unmeet need and new product entries.[1]
Colon & Rectum	134,490	49,119	65%	World wide market expected to grow by $3 bil. in current 10 year period from $5.02 bil. in 2013 to $8.1 bil. in 2023. Projected to continue to grow based on high unmeet need and new product entries.[1]
Small Cell Lung Cancer	30,143	20,100	14%	World wide market has grown by $2 bil. in current 10 year period from $198 mil. in 2014 to $2.3 bil. in 2024. Projected to continue to grow based on high unmeet need and new product entries.[1]
Stomach	26,370	10,730	31%	Reliable third-party projections not available. Expected to grow based on high unmeet need and new product entries.

[1] Global Data Disease Reports
[2] National Cancer Institute SEER database

Partnering Discussions

- Active discussions with potential partners under CDA in progress. Multiple opportunities
- Antibody as targeting vehicle for development of a bi-specific, ADC or CAR-T product
  - Multiple domestic and Asian companies
  - Multiple indications
- Radioimmunotherapy product
  - Multinational top tier pharma interested in lung cancer
- Asian rights and/or Asian focused indications (bile duct/stomach cancer)
  - Multiple parties form JV for development in Asia
  - Multiple companies with significant Asian development and commercialization capabilities

KEY MILESTONES FOR BUILDING SHAREHOLDER VALUE

Key Development Program	1H2016	2H2016	1H2017	2H2017
MVT-5873 Therapeutic Monotherapy	✓ Initiate dose escalation safety Phase I Trial	✓ Early readout on safety, PK, dose	• Complete enrollment and report at scientific meeting	• Full Phase I trial result available • Launch Ph Ib for pilot maintenance
MVT-5873 Therapeutic Combination with Chemo	✓ Initiate dose escalation safety Phase I Trial	✓ Initiate combo with chemo portion of Phase I study	• Early read out on combo with chemo trial	• Complete enrollment • Full Phase I trial result available
MVT-2163 PET Imaging	✓ Initiate dose escalation safety Phase I Trial	✓ Early readout on safety and image optimization	• Complete enrollment and report at scientific meeting • Full Phase I trial result available	• Launch Ph Ib for pre-surgical assessment
MVT-1075 Radio-Immunotherapy	✓ Preclinical testing and pharmacology complete	✓ File IND	• Initiate dose escalation safety Phase I Trial	• Early readout on safety, PK, dose
HuMab-5B1 ADC			• Preclinical development of ADC candidates	• Select lead candi-date; complete pilot toxicology, safety, pharmacology

ROBUST INTELLECTUAL PROPERTY

14 issued patents and 3 pending applications in the U.S.

- 13 issued US patents and 1 pending US application covering monovalent and polyvalent vaccines, methods of manufacture, methods of use
- 1 issued US patent and 2 pending US applications covering monoclonal antibodies

8 international patents and 19 pending international applications

- 8 granted foreign patents covering monovalent and polyvalent vaccines, methods of manufacture, methods of use
- 19 pending foreign applications covering monoclonal antibodies

STRONG MANAGEMENT TEAM AND BOARD OF DIRECTORS

Management

J. David Hansen Founder, President & CEO Board Member	Avanir, Xenerex Biosciences, Dura, Schering-Plough, Key, BMS
Philip Livingston, M.D. Founder & Chief Science Officer	Memorial Sloan Kettering Cancer Center
Gregory Hanson, CMA Chief Financial Officer	Avanir, First Cornerstone, Brinson Patrick Securities, Mast Therapeutics, L-3 Communications, Ford Motor Company
Wolfgang Scholz, Ph.D. Founder & Vice President Antibody Discovery	Avanir, Xenerex Biosciences, Tanabe Research Laboratories USA, Desmos, Scripps Research Institute
Paul Maffuid, Ph.D. Executive Vice President Research and Development	AAIPharma Services, Biopharmalogics, Arena Pharmaceuticals, Amylin Pharmaceuticals, Glaxo Research Institute
Paul Resnick, M.D. Vice President and Chief Business Officer	Juventas Therapeutics, Intellikine, Pfizer, Rinat Neurosciene, Intermune, Roche

Board of Directors

J. David Hansen	Corporate Officer
Jeffery Ravetch, M.D., Ph.D	Rockefeller University, National Academy of Sciences and Institute of Medicine, Academy of Arts and Sciences and the American Association for Advancement of Science
Philip Livingston, M.D.	Corporate Officer
Ken Cohen	Founder, Former President and CEO of Somaxon Pharmaceuticals, Synbiotics, Canji
Robert Hoffman	Senior VP Finance & CFO of Arena Pharmaceuticals, CFO Polaris Group, Member FASB Advisory Committee
Paul Maier	Former CFO Sequenom Inc., Former Sr. VP & CFO Ligand Pharmaceuticals
Thomas C. Varvaro	CFO of ChromaDex, Fast Heat, Leaf Bakery
Jeffery Eisenberg	Former CEO Noven Pharmaceuticals, Former Acting Gen Counsel IVAX

Immuno-Oncology Products Discovered From The Human Immune Response to Cancer

Company Contacts

J. David Hansen
President and CEO
dhansen@mabvax.com
858-500-8455

Gregory P. Hanson CMA MBA
Chief Financial Officer
gregoryhanson@mabvax.com
858-500-8457